1 Second Quarter 2023 Earnings July 27, 2023

2IDEX Proprietary & Confidential Agenda IDEX Business Update Q2 2023 Financial Performance Segment Performance 2023 Guidance Summary Closing Remarks Q&A

3IDEX Proprietary & Confidential Replay Information • Dial toll–free: 877.660.6853 • International: 201.612.7415 • Conference ID: #13734463 • Log on to: www.idexcorp.com

4IDEX Proprietary & Confidential Cautionary Statement Cautionary Statement Under the Private Securities Litigation Reform Act; Non-GAAP Measures This presentation contains “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. These statements may relate to, among other things, the Company’s third quarter 2023 and full year 2023 outlook including expected organic sales projections, expected earnings per share and adjusted earnings per share, and the assumptions underlying these expectations, anticipated future acquisition behavior, availability of cash and financing alternatives and the anticipated benefits of the Company’s recent acquisitions, including the acquisitions of Nexsight, LLC and its businesses Envirosight, WinCan, MyTana and Pipeline Renewal Technologies (“Nexsight”), KZ CO. ("KZValve"), Muon B.V. and its subsidiaries ("Muon Group") and Iridian Spectral Technologies ("Iridian"), and are indicated by words or phrases such as “anticipates,” “estimates,” “plans,” “guidance,” “expects,” “projects,” “forecasts,” “should,” “could,” “will,” “management believes,” “the Company believes,” “the Company intends” and similar words or phrases. These statements are subject to inherent uncertainties and risks that could cause actual results to differ materially from those anticipated at the date of this presentation. The risks and uncertainties include, but are not limited to, the following: levels of industrial activity and economic conditions in the U.S. and other countries around the world, including uncertainties in the financial markets and adverse developments affecting the financial services industry; pricing pressures, including inflation and rising interest rates, and other competitive factors and levels of capital spending in certain industries, all of which could have a material impact on order rates and the Company’s results; the impact of health epidemics and pandemics and terrorist attacks and wars, which could have an adverse impact on the Company's business by creating disruptions in the global supply chain and by potentially having an adverse impact on the global economy; the Company’s ability to make acquisitions and to integrate and operate acquired businesses on a profitable basis; the relationship of the U.S. dollar to other currencies and its impact on pricing and cost competitiveness; political and economic conditions in foreign countries in which the Company operates; developments with respect to trade policy and tariffs; capacity utilization and the effect this has on costs; labor markets; supply chain conditions; market conditions and material costs; risks related to environmental, social and corporate governance issues, including those related to climate change and sustainability; and developments with respect to contingencies, such as litigation and environmental matters. Additional factors that could cause actual results to differ materially from those reflected in the forward-looking statements include, but are not limited to, the risks discussed in the “Risk Factors” section included in the Company’s most recent annual report on Form 10-K and the Company’s subsequent quarterly reports filed with the Securities and Exchange Commission (“SEC”) and the other risks discussed in the Company’s filings with the SEC. The forward-looking statements included here are only made as of the date of this presentation, and management undertakes no obligation to publicly update them to reflect subsequent events or circumstances, except as may be required by law. Investors are cautioned not to rely unduly on forward-looking statements when evaluating the information presented here. This presentation contains non-GAAP financial information. Reconciliations of non-GAAP measures are included either in this presentation or our earnings release for the three-month period ending June 30, 2023, which is available on our website.

5IDEX Proprietary & Confidential Business Update

6IDEX Proprietary & Confidential IDEX Overview Second Quarter Results: • Record sales and Adjusted EPS • Growth across FMT/FSD; HST markets remain challenged • Completed acquisition of Iridian Spectral Technologies Looking Ahead: • Industrial downturn and softening HST key markets • Revised full year adjusted EPS guidance to $7.90-$8.00 per share • Focus on customers, our people, capital deployment

7IDEX Proprietary & Confidential Financials

8IDEX Proprietary & Confidential $97 $120 Q2'22 Q2'23 IDEX Q2 2023 Financial Performance Strong Revenue, Earnings, and Free Cash Flow (Dollars in millions, excl. EPS) *This presentation contains non‐GAAP financial information. Reconciliations of non‐GAAP measures are included either in this presentation or in our Q2 ‘23 earnings release. Sales Adjusted Earnings per Share* Adjusted EBITDA Margin* Free Cash Flow* 3% Organic* 8% Increase +90 bps 24% $796 $846 Q2'22 Q2'23 $2.02 $2.18 Q2'22 Q2'23 27.5% 28.4% Q2'22 Q2'23

9IDEX Proprietary & Confidential Q2 2023 Adjusted EBITDA Walk Strong price/cost and variable compensation more than offset volume headwinds (Dollars in millions) *This presentation contains non‐GAAP financial information. Reconciliations of non‐GAAP measures are included either in this presentation or in our Q2 ‘23 earnings release. * *

IDEX 2Q 2023 Segment Performance



Fluid & Metering Technology

Q2 Revenue $325M / 38% of Total

- Slowing Industrial Orders
- Strong water, energy, chemical
- Mixed agriculture

Organic Orders V%*	(4%)
Organic Sales V%*	10%
Adj EBITDA Margin vbps*	+340



Health & Science Technology

Q2 Revenue $340M / 40% of Total

- Pressure across AI/Life Sciences
- Soft Semiconductor
- Weak Pharma/Biopharma/Food

Organic Orders V%*	(27%)
Organic Sales V%*	(6%)
Adj EBITDA Margin vbps*	(420)



Fire & Safety / Diversified

Q2 Revenue $185M / 22% of Total

- Strong Fire and Rescue
- Band-IT continued share gain
- Dispensing N America growth

Organic Orders V%*	2%
Organic Sales V%*	8%
Adj EBITDA Margin vbps*	+300

*Metrics presented versus 2Q 2022. This presentation contains non-GAAP financial information. Reconciliations of non-GAAP measures are included either in this presentation or our Q2 '23 earnings release.

10

11IDEX Proprietary & Confidential Third Quarter Full Year Current Guidance Prior Guidance Current Guidance Revenue% vs. Prior Year Organic* (8%) - (7%) 0-3% (2%) - (1%) Adjusted EBITDA%* ~27% 27.5% - 27.9% ~27% Earnings per Share Reported $1.60 - $1.65 $7.30 - $7.60 $6.80 - $6.90 Adjusted* $1.84 - $1.89 $8.25 - $8.55 $7.90 - $8.00 Other Modeling Items: FX Impact on Sales 1% -a) 0% -b) 0% -a) Acquisition/Divestiture impact on Sales 4% 5% 5% Tax Rate 22.4% 22.4% 22.4% Capital Expenditures $70+ million $70+ million Free Cash Flow % of Adjusted Net Income 100%+ 100%+ Corporate Costs ~$19 million ~$86 million ~$86 million (a - Based on 6/30/2023 FX rate (b - Based on 3/31/2023 FX rate 2023 Guidance Summary *This presentation contains non‐GAAP financial information. Reconciliations of non‐GAAP measures are included either in this presentation or in our Q2 ‘23 earnings release.

IDEX PROPRIETARY & CONFIDENTIAL IDEX Portfolio Positioned for Growth 12 Sustainable Growth Outperformance Best Organic Opportunities 8020 Dynamic Resourcing Complementary M&A DEMOGRAPHIC SHIFTS INDUSTRY 4.0 & DIGITIZATION SUSTAINABILITY EVOLVING GLOBAL DYNAMICS TOP  ORGANIC  GROWTH  BETS + + 12

13IDEX Proprietary & Confidential Appendix

14IDEX Proprietary & Confidential Fluid & Metering Technologies Q2 Highlights:  Slowing Industrial Orders  Strong Water, Energy, and Chemical performance  Mixed Agriculture on high inventory levels and delayed planting season  Strong price-cost and volume leverage driving margin expansion Strong growth and margin expansion (Dollars in millions) Q2 Sales Mix: Organic 10% Acquisition/Divestiture (1%) FX (1%) Reported Sales 8% *This presentation contains non‐GAAP financial information. Reconciliations of non‐GAAP measures are included either in this presentation or in our Q2 ‘23 earnings release. 31.7% 35.1% Q2'22 Q2'23 Orders Sales Adjusted EBITDA Margin* $319 $303 Q2'22 Q2'23 +340 bps* $300 $325 Q2'22 Q2'23 -4% Organic* 10% Organic*

15IDEX Proprietary & Confidential Health & Science Technologies Q2 Sales Mix: Organic (6%) Acquisition 10% FX 0% Reported Sales 4% Q2 Highlights:  Pressure across Analytical Instrumentation and Life Science Markets  Soft Semiconductor, Weak Pharma, Biopharma, Food  Unfavorable volume leverage, mix and higher employee related costs are partially offset by price/cost. Life Science, AI, Semiconductor, Biopharma markets challenged (Dollars in millions) *This presentation contains non‐GAAP financial information. Reconciliations of non‐GAAP measures are included either in this presentation or in our Q2 ‘23 earnings release. 31.8% 27.6% Q2'22 Q2'23 Orders Sales Adjusted EBITDA Margin* $343 $285 Q2'22 Q2'23 -420 bps* $326 $340 Q2'22 Q2'23 -27% Organic* -6% Organic*

16IDEX Proprietary & Confidential Fire & Safety / Diversified Products Strong revenue growth and margin expansion Q2 Sales Mix: Organic 8% FX 0% Reported Sales 8% (Dollars in millions) *This presentation contains non‐GAAP financial information. Reconciliations of non‐GAAP measures are included either in this presentation or in our Q2 ‘23 earnings release. 26.4% 29.4% Q2'22 Q2'23 Orders Sales Adjusted EBITDA Margin* $177 $179 Q2'22 Q2'23 +300 bps* $171 $185 Q2'22 Q2'23 2% Organic* 8% Organic* Q2 Highlights:  Strong Fire and Rescue  Mixed global paint market with strong North America performance  Continued BAND-IT Automotive share gain  Favorable volume leverage, productivity, mix, and price-cost.

17IDEX Proprietary & Confidential Non-GAAP Reconciliations

Non-GAAP Measures of Financial Performance

The Company prepares its public financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP). The Company supplements certain GAAP financial performance metrics with non-GAAP financial performance metrics. Management believes these non-GAAP financial performance metrics provide investors with greater insight, transparency and a more comprehensive understanding of the financial information used by management in its financial and operational decision making because certain of these adjusted metrics exclude items not reflective of ongoing operations, as identified in the reconciliations below. Reconciliations of non-GAAP financial performance metrics to their most directly comparable GAAP financial performance metrics are defined and presented below and should not be considered a substitute for, nor superior to, the financial data prepared in accordance with GAAP. Due to rounding, numbers presented throughout this and other documents may not add up or recalculate precisely. There were no adjustments to GAAP financial performance metrics other than the items noted below.

- Organic orders and net sales are calculated excluding amounts from acquired or divested businesses during the first twelve months of ownership or prior to divestiture and the impact of foreign currency translation.
- Adjusted gross profit is calculated as gross profit plus fair value inventory step-up charges.
- Adjusted gross margin is calculated as adjusted gross profit divided by net sales.
- Adjusted net income attributable to IDEX is calculated as Net income attributable to IDEX plus restructuring expenses and asset impairments, plus fair value inventory step-up charges, less gains on sales of assets, plus the credit loss on a note receivable from a collaborative partner, plus acquisition-related intangible asset amortization, all net of the statutory tax expense or benefit.
- Adjusted diluted EPS attributable to IDEX is calculated as adjusted net income attributable to IDEX divided by the diluted weighted average shares outstanding.
- Consolidated Adjusted EBITDA is calculated as consolidated earnings before interest, taxes, depreciation and amortization, or consolidated EBITDA, plus fair value inventory step-up charges, plus restructuring expenses and asset impairments, less gains on sales of assets, plus the credit loss on a note receivable from a collaborative partner.
- Consolidated Adjusted EBITDA margin is calculated as Consolidated Adjusted EBITDA divided by Net sales.
- Free cash flow is calculated as cash flows from operating activities less capital expenditures.

Table 1: Reconciliations of the Change in Net Sales to Organic Net Sales

	Three Months Ended June 30, 2023				Six Months Ended June 30, 2023			
	FMT	**HST**	**FSDP**	**IDEX**	**FMT**	**HST**	**FSDP**	**IDEX**
Change in net sales	8%	4%	8%	6%	13%	8%	7%	9%
- Net impact from acquisitions/divestitures	(1%)	10%	—	4%	4%	11%	—	6%
- Impact from foreign currency	(1%)	—	—	(1%)	(1%)	(1%)	(2%)	(1%)
Change in organic net sales	10%	(6%)	8%	3%	10%	(2%)	9%	4%

Table 2: Reconciliations of Reported-to-Adjusted Gross Profit and Margin *(dollars in millions)*

	Three Months Ended June 30,				Six Months Ended June 30,			
	2023		2022		2023		2022	
Gross profit	**$**	**378.0**	$	356.9	**$**	**760.5**	$	699.4
+ Fair value inventory step-up charges		**—**		0.4		**—**		0.4
Adjusted gross profit	**$**	**378.0**	$	357.3	**$**	**760.5**	$	699.8
Net sales	**$**	**846.2**	$	796.1	**$**	**1,691.6**	$	1,547.2
Gross margin		**44.7%**		44.8%		**45.0%**		45.2%
Adjusted gross margin		**44.7%**		44.9%		**45.0%**		45.2%

Table 3: Reconciliations of Reported-to-Adjusted Net Income and Diluted EPS *(in millions, except per share amounts)*

	Three Months Ended June 30,				Six Months Ended June 30,			
	2023		2022		2023		2022	
Reported net income attributable to IDEX	**$**	**138.6**	$	138.2	**$**	**278.4**	$	278.2
+ Restructuring expenses and asset impairments		**3.6**		2.8		**4.1**		2.8
+ Tax impact on restructuring expenses and asset impairments		**(0.8)**		(0.7)		**(0.9)**		(0.7)
+ Fair value inventory step-up charges		**—**		0.4		**—**		0.4
+ Tax impact on fair value inventory step-up charges		**—**		(0.1)		**—**		(0.1)
- Gains on sales of assets		**—**		—		**—**		(2.7)
+ Tax impact on gains on sales of assets		**—**		—		**—**		0.6
+ Credit loss on note receivable from collaborative partner[1]		**7.7**		—		**7.7**		—
+ Tax impact on credit loss on note receivable from collaborative partner		**(1.6)**		—		**(1.6)**		—
+ Acquisition-related intangible asset amortization		**23.2**		16.9		**46.8**		32.2
+ Tax impact on acquisition-related intangible asset amortization		**(5.3)**		(3.9)		**(10.5)**		(7.3)
Adjusted net income attributable to IDEX	**$**	**165.4**	$	153.6	**$**	**324.0**	$	303.4

[1] Represents a reserve recorded on an investment with a collaborative partner that may no longer be recoverable.

	Three Months Ended June 30,		Six Months Ended June 30,	
	2023	2022	2023	2022
Reported diluted EPS attributable to IDEX	**$ 1.82**	$ 1.81	**$ 3.66**	$ 3.65
+ Restructuring expenses and asset impairments	**0.05**	0.04	**0.06**	0.04
+ Tax impact on restructuring expenses and asset impairments	**(0.01)**	(0.01)	**(0.01)**	(0.01)
+ Fair value inventory step-up charges	**—**	—	**—**	—
+ Tax impact on fair value inventory step-up charges	**—**	—	**—**	—
- Gains on sales of assets	**—**	—	**—**	(0.03)
+ Tax impact on gains on sales of assets	**—**	—	**—**	0.01
+ Credit loss on note receivable from collaborative partner[1]	**0.10**	—	**0.10**	—
+ Tax impact on credit loss on note receivable from collaborative partner	**(0.02)**	—	**(0.02)**	—
+ Acquisition-related intangible asset amortization	**0.31**	0.22	**0.62**	0.42
+ Tax impact on acquisition-related intangible asset amortization	**(0.07)**	(0.04)	**(0.14)**	(0.10)
Adjusted diluted EPS attributable to IDEX	**$ 2.18**	$ 2.02	**$ 4.27**	$ 3.98
Diluted weighted average shares outstanding	**75.9**	76.1	**75.9**	76.2

[1] Represents a reserve recorded on an investment with a collaborative partner that may no longer be recoverable.

Table 4: Reconciliations of Net Income to Adjusted EBITDA *(dollars in millions)*

	Three Months Ended June 30,									
	2023					2022				
	FMT	**HST**	**FSDP**	**Corporate**	**IDEX**	FMT	HST	FSDP	Corporate	IDEX
Reported net income	**$ —**	**$ —**	**$ —**	**$ —**	**$138.5**	$ —	$ —	$ —	$ —	$138.1
+ Provision for income taxes	**—**	**—**	**—**	**—**	**40.0**	—	—	—	—	39.0
+ Interest expense	**—**	**—**	**—**	**—**	**13.3**	—	—	—	—	9.5
- Other income (expense) - net	**—**	**—**	**—**	**—**	**(8.3)**	—	—	—	—	—
Operating income (loss)	**103.3**	**67.5**	**50.6**	**(21.3)**	**200.1**	82.9	86.5	39.9	(22.7)	186.6
+ Other income (expense) - net	**0.4**	**(0.2)**	**(0.3)**	**(8.2)**	**(8.3)**	0.2	1.2	0.5	(1.9)	—
+ Depreciation	**4.1**	**7.8**	**2.3**	**0.2**	**14.4**	4.2	6.1	2.1	0.1	12.5
+ Amortization	**5.7**	**15.9**	**1.6**	**—**	**23.2**	5.6	9.7	1.6	—	16.9
+ Fair value inventory step-up charges	**—**	**—**	**—**	**—**	**—**	0.4	—	—	—	0.4
+ Restructuring expenses and asset impairments	**0.6**	**2.7**	**0.3**	**—**	**3.6**	1.7	0.1	1.0	—	2.8
+ Credit loss on note receivable from collaborative partner[1]	**—**	**—**	**—**	**7.7**	**7.7**	—	—	—	—	—
Adjusted EBITDA	**$114.1**	**$ 93.7**	**$ 54.5**	**$ (21.6)**	**$240.7**	$ 95.0	$103.6	$ 45.1	$ (24.5)	$219.2
Net sales (eliminations)	**$325.1**	**$339.5**	**$184.8**	**$ (3.2)**	**$846.2**	$299.9	$326.0	$ 171.2	$ (1.0)	$796.1
Net income margin					**16.4%**					17.3%
Adjusted EBITDA margin	**35.1%**	**27.6%**	**29.4%**	**n/m**	**28.4%**	31.7%	31.8%	26.4%	n/m	27.5%

[1] Represents a reserve recorded on an investment with a collaborative partner that may no longer be recoverable.

	Six Months Ended June 30,									
	2023					2022				
	FMT	HST	FSDP	Corporate	IDEX	FMT	HST	FSDP	Corporate	IDEX
Reported net income	$ —	$ —	$ —	$ —	$278.3	$ —	$ —	$ —	$ —	$278.0
+ Provision for income taxes	—	—	—	—	80.0	—	—	—	—	79.5
+ Interest expense	—	—	—	—	26.4	—	—	—	—	19.0
- Other income (expense) - net	—	—	—	—	(7.7)	—	—	—	—	2.3
Operating income (loss)	199.8	145.0	96.6	(49.0)	392.4	163.3	170.1	80.4	(39.6)	374.2
+ Other income (expense) - net	0.9	(0.5)	(0.5)	(7.6)	(7.7)	1.8	1.4	2.1	(3.0)	2.3
+ Depreciation	7.2	15.1	4.4	0.5	27.2	8.1	12.2	4.2	0.2	24.7
+ Amortization	11.7	31.8	3.3	—	46.8	9.3	19.6	3.3	—	32.2
+ Fair value inventory step-up charges	—	—	—	—	—	0.4	—	—	—	0.4
+ Restructuring expenses and asset impairments	0.7	3.0	0.4	—	4.1	1.7	0.1	1.0	—	2.8
- Gains on sales of assets	—	—	—	—	—	(1.2)	—	(1.5)	—	(2.7)
+ Credit loss on note receivable from collaborative partner[(1)]	—	—	—	7.7	7.7	—	—	—	—	—
Adjusted EBITDA	$220.3	$194.4	$104.2	$ (48.4)	$470.5	$183.4	$ 203.4	$ 89.5	$ (42.4)	$433.9
Net sales (eliminations)	$646.9	$690.5	$359.2	$ (5.0)	$1,691.6	$571.9	$ 641.2	$335.9	$ (1.8)	$1,547.2
Net income margin					16.4%					18.0%
Adjusted EBITDA margin	34.1%	28.2%	29.0%	n/m	27.8%	32.1%	31.7%	26.6%	n/m	28.0%

[(1)] Represents a reserve recorded on an investment with a collaborative partner that may no longer be recoverable

Table 5: Reconciliations of Cash Flows from Operating Activities to Free Cash Flow (dollars in millions)

	Three Months Ended June 30,		Six Months Ended June 30,	
	2023	2022	2023	2022
Cash flows from operating activities	$ 141.2	$ 112.3	$ 289.1	$ 192.0
- Capital expenditures	21.6	15.6	48.2	31.7
Free cash flow	$ 119.6	$ 96.7	$ 240.9	$ 160.3

Table 6: Reconciliation of Estimated 2023 EPS to Adjusted EPS Attributable to IDEX

	Guidance	
	Third Quarter 2023	Full Year 2023
Estimated diluted EPS attributable to IDEX	$1.60 - $1.65	$6.80 - $6.90
+ Restructuring expenses and asset impairments	—	0.06
+ Tax impact on restructuring expenses and asset impairments	—	(0.01)
+ Credit loss on note receivable from collaborative partner[(1)]	—	0.10
+ Tax impact on credit loss on note receivable from collaborative partner	—	(0.02)
+ Acquisition-related intangible asset amortization	0.32	1.26
+ Tax impact on acquisition-related intangible asset amortization	(0.08)	(0.29)
Estimated adjusted diluted EPS attributable to IDEX	$1.84 - $1.89	$7.90 - $8.00

[(1)] Represents a reserve recorded on an investment with a collaborative partner that may no longer be recoverable.

***Table 7: Reconciliation of Estimated 2023 Net Income to Adjusted EBITDA** (dollars in millions)*

	Guidance			
	Third Quarter 2023		Full Year 2023	
	Low End	High End	Low End	High End
Reported net income	$ 121.3	$ 124.5	$ 516.6	$ 524.1
+ Provision for income taxes	35.0	36.0	148.8	151.0
+ Interest expense	14.0	14.0	54.4	54.4
+ Depreciation	15.8	15.8	59.2	59.2
+ Amortization of intangible assets	24.1	24.1	94.9	94.9
+ Restructuring expenses and asset impairments	—	—	4.1	4.1
+ Credit loss on note receivable from collaborative partner[1]	—	—	7.7	7.7
Adjusted EBITDA	$ 210.2	$ 214.4	$ 885.7	$ 895.4
Net sales	$ 785.7	$ 795.2	$ 3,264.1	$ 3,284.6
Net income margin	15%	16%	16%	16%
Adjusted EBITDA margin	27%	27%	27%	27%

[1] Represents a reserve recorded on an investment with a collaborative partner that may no longer be recoverable.